UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Patheon Pharmaceuticals Services Inc. 4721 Emperor Boulevard, Suite 200 Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 19, 2012, Patheon Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the prospectus supplement and accompanying base prospectus (the “Prospectus”) relating to the rights offering to the holders of its restricted voting shares as of the record date of November 27, 2012. The Prospectus forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-184241), which was filed with the SEC on October 2, 2012 and declared effective by the SEC on October 17, 2012 (the “Registration Statement”). The Company is filing the items included as Exhibits 4.1, 5.1 and 23.1 to this Current Report on Form 8-K, each of which relates to the rights offering, for the purpose of incorporating by reference such items as exhibits to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2012	PATHEON INC.

	By:	/s/ Stuart Grant
Stuart Grant
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

4.1	Form of Subscription Rights Certificate.

5.1	Opinion of Fraser Milner Casgrain LLP.

23.1	Consent of Fraser Milner Casgrain LLP (included in Exhibit 5.1).